LEADING THE WAY

Investor Day 2018



Maximillian Marcy

Safe Harbor Statement

Certain matters discussed today may include 'forward looking statements' as that term is defined under the Private Securities Litigation Reform Act of 1995. Since such statements reflect our current expectations, actual results may differ as they are subject to the kinds of risks that are enumerated in the Company's Securities and Exchange Commission (SEC) filings. The Company disclaims any obligation to subsequently revise any forward-looking statements to reflect actual events or circumstances after the date of such statements.

Regulation G

The information presented during today's meeting regarding adjusted gross profit, adjusted selling, general and administrative expense, adjusted diluted earnings per share, earnings before interest, taxes, depreciation, and amortization (EBITDA) and constant currency revenue does not conform to generally accepted accounting principles (GAAP) and should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the operating performance of the Company and its operating segments as well as the comparability of results. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported GAAP results in the tables below with the exception of our forward looking non-GAAP measures contained in our fiscal 2018 outlook, which are unknown or have not yet occurred.

Additional Information

Please refer to our recent press release and annual report for the year ended December 2, 2017, on Form 10-K, filed with the Securities and Exchange Commission, and available on our website at www.hbfuller.com in the Investors section.



LEADING THE WAY

Investor Day 2018



Jim Owens

Agenda

- **H.B. Fuller Snapshot**
- Adhesives Industry: An Attractive Market
- Topics of Recent Investor Interest
- Update on 2020 Strategy
- Well Positioned for the Future
- FUL Team: Long-Tenured & Highly Experienced
- Q&A

LEADING THE WAY
Investor Day 2018

H.B. Fuller is a global market leader in adhesives

Global Headquarters:
St. Paul, MN

$2.9 Billion* Revenue

$420 Million* EBITDA



71 Manufacturing Facilities

30 Technology Centers

Direct Presence in 35 Countries

Serve Customers in 125 Countries

~6,300 Employees

** 2017 pro forma figures.*









Our ongoing transformation builds on FUL's existing, strong foundation

Ongoing Investments in the Core Business:
R&D and manufacturing excellence; world-class pricing and sourcing tools & models; SAP global implementation; strategic market and application focus

OUTCOME - Leading the Way:
- 53% of revenue "highly specified"
- Organic growth above industry levels
- R&D and market expertise
- Expanding margins
- Led by industry "experts"
- New Engineering Adhesives segment



3,000
2,500
2,000
1,500
1,000
500
0
2017 Constant Currency Revenue ($M)
Royal Pro Forma ($M)
1,160
1,296
1,732
1,865
1,925
2,029
2,069
2,306
2010
2011
2012
2013
2014
2015
2016
2017
Revertex
Forbo
(Industrial adhesives portion of business)
ENGENT
iPlex
ProSpec
TONSAN
CONTINENTAL PRODUCTS LTD
Advanced Adhesives
Cyberbond CB
Wisdom Adhesives Worldwide
ROYAL ADHESIVES & SEALANTS
ADECOL ADESIVOS INDUSTRIAIS

H.B. Fuller is organized to maximize focus on growth

- Engineering and Construction Adhesives businesses operate globally
- Remaining segment organization balanced between global strategy and regional execution
- Executives develop global strategy and execute regional operating plans
- Executive leadership takes on two roles to ensure management is engaged across both globally- and regionally-operated segments


Europe, India, Middle East, Africa
Global Engineering
Asia Adhesives
Global Construction
Americas Adhesives

Segments are shown proportional to their share of 2017 pro forma revenues

H.B. Fuller is organized to maximize focus on growth

- Engineering and Construction Adhesives businesses operate globally
- Remaining segment organization balanced between global strategy and regional execution
- Executives develop global strategy and execute regional operating plans
- Executive leadership takes on two roles to ensure management is engaged across both globally- and regionally-operated segments


Durable Assembly
Hygiene
Packaging
Paper & Other
Europe, India, Middle East, Africa
Global Engineering
Global Construction
Asia Adhesives
Americas Adhesives

Segments are shown proportional to their share of 2017 pro forma revenues

H.B. Fuller is organized to maximize focus on growth

- Engineering and Construction Adhesives businesses operate globally
- Remaining segment organization balanced between global strategy and regional execution
- Executives develop global strategy and execute regional operating plans
- Executive leadership takes on two roles to ensure management is engaged across both globally- and regionally-operated segments



GLOBAL ENGINEERING
GLOBAL CONSTRUCTION
AMERICAS ADHESIVES
EUROPE, INDIA, MIDDLE EAST, AFRICA
ASIA ADHESIVES
Durable Assembly
Hygiene
Packaging
Paper and Other

Segments and markets are shown proportional to their share of 2017 pro forma revenues

FUL competes in high-growth, high-margin markets

Market and Product Examples	Top Competitors	H.B. Fuller Market Share Estimate	Net Revenue (Pro Forma)	Level of Cyclicality	Pricing Power	Unique Attributes
ENGINEERING Electronics, Auto, Solar, Aerospace, MRO, etc.	▪ Henkel ▪ Sika ▪ Huitian	▪ 2010: <1% ▪ 2017: 2.5% ▪ 2020E: 5%	▪ Growth Market ▪ 2017: $410M ▪ 2020E: $580M	Moderate	High	▪ Often sell small quantities of high-value adhesives ▪ Products engineered and designed centrally but produced worldwide
CONSTRUCTION Flooring, Roofing, Utilities and Infrastructure	▪ F: Mapei, Custom ▪ R: Specialty Competitors ▪ U&I: Sika, 3M	▪ 2010: >10% ▪ 2017: 12% ▪ 2020E: 13%	▪ Growth Market ▪ 2017: $453M ▪ 2020E: $520M	Moderate	Moderate-High	▪ Sell through distributors & DIY retailers, but bought by installers ▪ Products applied by tradesman/ DIY-ers on site
DURABLE ASSEMBLY Insulating Glass, Filtration, Bus/ Truck/RV, Product Assembly	▪ Henkel ▪ Dow Corning ▪ Sika	▪ 2010: 5% ▪ 2017: 8% ▪ 2020E: 10%	▪ Growth Market ▪ 2017: $677M ▪ 2020E: $800M	Moderate	Moderate-High	▪ Sister to EA market, but usually requires more bulk production and use of adhesives ▪ High volume, highly durable adhesives required
HYGIENE Baby Diapers, Feminine Products, Adult Incontinence	▪ Henkel ▪ Arkema (Bostik)	▪ 2010: 24% ▪ 2017: 30% ▪ 2020E: 34%	▪ Growth Market ▪ 2017: $417M ▪ 2020E: $500M	Low	Moderate	▪ Strong innovation partner to large, multinational customers ▪ Requires FUL's global supply chain and support
PACKAGING End of Line, Labeling, Flexible Packaging, etc.	▪ Henkel ▪ Dow ▪ Regional Players	▪ 2010: 15% ▪ 2017: 14% ▪ 2020E: 17%	▪ Growth Market ▪ 2017: $449M ▪ 2020E: $540M	Low	Moderate	▪ Long-time packaging adhesives innovation leader ▪ Focus on production efficiency of customers' packaging operations
PAPER & OTHER Bookbinding, Envelopes, Box Making, Tissue and Towel, etc.	▪ Henkel ▪ Regional Players	▪ 2010: 9% ▪ 2017: 12% ▪ 2020E: 12%	▪ Mature Market ▪ 2017: $483M ▪ 2020E: $460M	Low	Low-Moderate	▪ Mature market where FUL has historic know-how and capabilities ▪ Broad range of existing technologies address market needs

2017 Market Pro Forma Net Revenue

- Diversified end-market portfolio is increasingly shifting to highly specified businesses
- Pro forma Royal, highly specified segments comprised 53% of a $2.9 billion portfolio



$(M)
800
700
600
500
400
300
200
100
0
Asia Pacific (Top)
EIMEA (Middle)
Americas (Bottom)
410
453
677
417
449
483
Engineering Adhesives
Construction Adhesives
Durable Assembly
Hygiene
Packaging
Paper & Other



$(M)
1,600
1,400
1,200
1,000
800
600
400
200
0
1,540
Engineering Adhesives, Construction Adhesives & Durable Assembly
866
Hygiene & Packaging
483
Paper & Other
Highly Specified
Moderately Specified
Less Specified

We help our customers solve their adhesion challenges every day

- FUL helps its customers develop solutions by (i) helping them improve their processes; (ii) introducing new processes; (iii) introducing new products



Applications Expert

- Leveraging convergence of technology between market segments, such as electronics and automotive



Global Innovator

- Creating specified adhesives to meet demanding requirements and then delivering what key customers need, when they need it, where they need it



Strong R&D Partner

- Longstanding collaborative relationships
- Global supply assurance for world's largest brand owners
- Local production supports regional product differentiation

Longstanding and deep customer relationships are the cornerstone of H.B. Fuller

"We have been impressed by the seamless interactions across the joint Kömmerling (Royal) and H.B. Fuller teams. The technical and commercial teams come to us with solutions, and we feel strongly they are focused 100% on our needs."

"Excellent support to our plants and regional teams. H.B. Fuller provided breakthrough collaboration in Asia to localize raw materials and drive value. Fuller's proven global supply footprint and agility to support our needs is evident."

"FUL has a dedicated cross-functional team of industry experts focused on us. We have strong collaboration and good communication at all levels from the plant floor on up. Their leadership is supportive and connects globally with our key players."

"The global trend is to use bigger windows, and [this technology] allows architects to do this. Let me assure you, we have put this material and your technical team through the paces, and we have never seen better performance."

Why H.B. Fuller? We are a global market leader in adhesives with a significant competitive advantage




Window

Resilient, diversified, innovation-focused business model	▪ Diversified end-market portfolio is shifting to highly specified businesses ▪ Comprised 53% of $2.9 billion portfolio pro forma Royal
Leader in high margin adhesives industry with attractive growth prospects	▪ FUL is the #1 or #2 player in most of the markets we choose to compete in ▪ Industry is expected to grow 3-4% per year over the next 10 years, driven by market trends
Strategic plan driving long-term, profitable growth	▪ 2020 plan will drive significant value for shareholders ▪ Drivers include growth in Engineering Adhesives, realization of Royal synergies, and manufacturing excellence
Deep, multi-decade customer relationships	▪ Expertise in innovation and our globally connected team of experts are instrumental in maintaining and building new long-term relationships with customers
Long-tenured, highly experienced management team	▪ We have the right team to execute the 2020 plan ▪ More than 200 years of combined experience ▪ Management incentives are aligned with investors' interests

Agenda

- H.B. Fuller Snapshot
- **Adhesives Industry: An Attractive Market**
- Topics of Recent Investor Interest
- Update on 2020 Strategy
- Well Positioned for the Future
- FUL Team: Long-Tenured & Highly Experienced
- Q&A

LEADING THE WAY
Investor Day 2018

The adhesives market is attractive









Critical material that comprises a small amount of spend for customers	▪ For most customers, adhesives make up less than 1% of COGS
Annuitized business with high switching costs	▪ Requires resource intensive qualification and testing
Each adhesive has unique chemistry	▪ Product formulations use from three to more than 10 specialty chemicals
Significant diversity of customers, products, and raw materials	▪ Top 10 customers make up less than 15% of revenue ▪ Top 25 raw materials make up less than 20% of all purchases

Our competitive dynamics are favorable

Leader in a growing industry

- 38-year industry CAGR: 3.6%*
- FUL has consistently been the #2 player, typically #1 or #2 in markets we're committed to competing in
- Able to choose the most attractive markets in which to operate

Competitive dynamics

- Competitors include the following types of companies: global adhesives; global chemical; mid-sized specialized; regional adhesives
- FUL has competitive advantage versus global competitors that are not as well coordinated, and smaller competitors that do not have the global reach

Highly fragmented market

- Top five players make up less than 35% of the market
- Long-term consolidation opportunities

2017 Adhesives Market: $50 Billion



20%
Henkel
6%
**
H.B. Fuller
5%
ARKEMA
2%
Sika
1%
DOW
Others
66%

*Source: ChemQuest

**H.B. Fuller 2017 Pro Forma

The adhesives industry is expected to reach approximately $70 billion over the next 10 years

- Growth will continue as the products the world produces and uses evolve over time
- Strategy is to build capability and invest in the increasingly high margin segments of the business that also demonstrate the most dynamic change and profit potential


Billions
70
60
50
40
30
20
10
-
1980
1986
1992
1997
2002
2007
2012
2017
2027
~
Adhesives Market Size

*Source: ChemQuest data; adjusted for currency and selling price.

A number of global trends across a diverse range of markets are allowing FUL to help its customers adapt to a changing world

- Overall, FUL is well-positioned to benefit from industry trends

Industry Trend	H.B. Fuller-Enabled Customer Innovation
Shift from fasteners to adhesives	▪ Waterproof and lighter weight next-generation smartphones
Increased use of composites	▪ Resilient veneer-laminated wood flooring
Demand for alternative, sustainable energy sources	▪ Long-term, durable solar panels
Globally aging population	▪ Comfortable adult incontinence products
Electric vehicles and vehicle light-weighting	▪ Thermally-conductive encapsulants; lightweight adhesives
Demand for energy efficient buildings	▪ Highly durable, easy-to-apply insulating adhesives and tapes
Micro-electronics and electronic light-weighting	▪ Shock-resistant component assembly
E-commerce and demand for sustainable packaging	▪ Automated, lower-cost, more sustainable packaging solution for online retailers

Agenda

- H.B. Fuller Snapshot
- Adhesives Industry: An Attractive Market
- **Topics of Recent Investor Interest**
- Update on 2020 Strategy
- Well Positioned for the Future
- FUL Team: Long-Tenured & Highly Experienced
- Q&A

LEADING THE WAY
Investor Day 2018

Topics of recent investor interest

Topic	Considerations and Developments
Raw Materials Inflation	▪ Typically increase/decrease in aggregate by 1-2% per year ▪ Largest raw material makes up less than 5% of purchases
Pricing	▪ Developed advanced pricing tools to continuously monitor raw materials ▪ On track to realize $90 million of annualized pricing in 2018
Organic Growth	▪ FUL is on track to achieve 4.5% organic growth by 2020 ▪ Engineering Adhesives has exceeded original growth target; consistently growing 12-17%; target increased to $580 million by 2020
Royal Integration	▪ $6 million of cost synergies achieved YTD; $15 million expected by FYE 2018 ▪ Identified >$50 million in revenue synergies that will be realized by 2020
Leverage	▪ On track to reduce debt by $170 million by FYE 2018 ▪ Targeting $600 million paydown and reduce debt-to-EBITDA to 3x by 2020

Raw material inflation is highly manageable

- Top 25 individually sourced materials make up less than 20% of annual spend

Raw Material Basket Composition Spend


Vinyl Acetate
Olefin Polymer
Polymeric Tackifier A
Urethane Polymer
Specialty Wax A
MDI
Polymeric Tackifier B
Rosin Tackifier
Polymeric Tackifier C
Specialty oil A
Polymeric Tackifier D
Acrylic monomer A
Polymeric Tackifier E
Polymeric Tackifier F
Specialty MDI
Polymeric Tackifier G
Specialty Wax B
Specialty oil B
Polymeric Tackifier H
Specialty Rubber
Styrene
Polyester Polymer
Acrylic monomer B
Ethylene
Tackifier
Other
Basic
Intermediate
Specialty

Categories of Raw Material Spend


Basic
2%
Intermediate
11%
Specialty
Raw
87%

The value we deliver drives our pricing strategy

Very High | High | Moderate | Low

Market	Specification Level	Adhesion Performance	Global Supply Chain Requirements	Switching Costs	Unique Chemistry	Competitive Differentiation	Market Attractiveness
Engineering Adhesives	Very High	Very High	Very High	Very High	YES	Very High	10
Construction Adhesives	High	High	Low	High	YES	High	9
Durable Assembly	High	Very High	Moderate	Very High	YES	High	9
Hygiene	Moderate	Moderate	Very High	High	YES	High	7
Packaging	Moderate	Low	Moderate	Moderate	YES	Moderate	6
Paper & Other	Low	Low	Moderate	Moderate	YES	Low	4

4.5% organic growth driven by innovation, customer partnerships, and targeted selection of opportunities

High · Moderate · Low

Market	Market Growth	Drivers	Share Gain	Share Gain Drivers	Organic Growth
Engineering Adhesives	High	Increased product complexity, fastener replacement, light-weighting,	High	Speed of innovation, global leverage of acquired businesses, targeted investment in growth segments, application equipment partnerships	10%+
Construction Adhesives	Moderate	US commercial and residential building and refurbishment, labor availability, energy-efficient buildings	Moderate	Innovative products that allow faster application of adhesives and job completion of adhesives in roofing and flooring	4-6%
Durable Assembly	Moderate	Multilayer composite materials, engineered plastics, energy-efficient windows	Moderate	Innovation in reactive adhesives to bond composites and plastics, application engineers to driver equipment innovation and productivity	5-7%
Hygiene	Moderate	Increased usage of disposable hygiene products in emerging markets, new features, and aging population in mature economies	High	Leading partnership position with global multinational companies, differentiated global field-based technical support, innovative specialty products, leader in polyolefin technology	5-7%
Packaging	Moderate	Sustainable and lighter packaging in mature economies, e-commerce; growing consumerism in developing economies	Moderate	Partnership with equipment and OEM companies, global strategic account management processes	2-4%
Paper & Other	Low	Replacement of paper products with electronics, synthetic alternatives to paper	Low	Maintain share in market with secular decline through service, experience and reputation	-3-0%

Overview of the transformational Royal acquisition

- Royal Adhesives & Sealants: pure-play adhesives and sealants company ranked in the top 10 with 19 manufacturing facilities across five countries on three continents

2017 Royal Financials*

- $660M Revenue
- $133M Adjusted EBITDA
- $120M Free Cash Flow**

* Based on H.B. Fuller fiscal calendar
** Defined as adjusted EBITDA minus capital expenditures


H.B. Fuller
$2,229M
+
Royal
$660M
=
New H.B. Fuller
$2,889M
13%
11%
17%
19%
20%
20%
20%
33%
11%
2%
34%
14%
16%
16%
15%
16%
23%
Engineering Adhesives
Construction Adhesives
Durable Assembly
Hygiene
Packaging
Paper & Other

The addition of Royal increased highly specified business composition from 44% of a $2.2 billion portfolio to 53% of a $2.9 billion portfolio

H.B. Fuller remains committed to repaying $600M of debt by 2020

Debt to EBITDA ($M)


$2,452
5.8x
$2,282
4.9x
$1,852
3.0x
$420
$470
$605
FY 2017
FY 2018E
FY 2019E
FY 2020E
Debt
EBITDA
Leverage

Debt Maturities and Fixed/Floating Mix


Floating 30%
Fixed 70%
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
FY 2026
FY 2027
Pre-Payable Term Loan B
4% Public Notes
Local Currency Debt

LEADING THE WAY
Investor Day 2018

Agenda

- H.B. Fuller Snapshot
- Adhesives Industry: An Attractive Market
- Topics of Recent Investor Interest
- **Update on 2020 Strategy**
- Well Positioned for the Future
- FUL Team: Long-Tenured & Highly Experienced
- Q&A

We have been creating a stronger, more agile business …


2010
$1.3B Revenue | $148M EBITDA
Less Specified 23%
Highly Specified 34%
Moderately Specified 43%
22% Emerging & Developing Economies
Developed Economies 78%
2017 Legacy FUL
$2.2B Revenue | $287M EBITDA
Less Specified 17%
Highly Specified 44%
Moderately Specified 39%
Emerging & Developing Economies 36%
Developed Economies 64%
2017 Pro Forma with Royal
$2.9B Revenue | $420M EBITDA
Less Specified 16%
Highly Specified 53%
Moderately Specified 31%
Emerging & Developing Economies 29%
Developed Economies 71%
Engineering
Construction
Durable Assembly
Hygiene
Packaging
Paper & Other

*FY 2017 represents legacy H.B. Fuller (non-pro forma) figures.

… which has enabled us to increase some of our 2020 targets

$ Millions	Prior 2020 Plan (as of February 2016)	Updated 2020 Plan (as of July 2018)
Revenue	$3,000	$3,400
Organic Growth (2016-2020) %	3-5%	~4.5%
EBITDA*	$515	$605
EBITDA Margin %	17.2%	17.8%
Debt Paydown (2018 to 2020)	N/A	$600

*Based on revised calculation of EBITDA, which includes JV income and non-operating income/expense

2020 Strategy – Building the best adhesives company in the world

OUR COMPETITIVE ADVANTAGE

Globally-connected:
- Sharing ideas
- Executing plans
- Solving customers' adhesion challenges

Agile:
- Market-focused
- Faster to innovate
- Flexible to change

HOW WE WIN IN THE MARKET

Innovators with:
- Application expertise
- Customer partners
- Technology experts
- Emerging markets focus

Excellence in:
- Manufacturing
- Supply chain
- Sourcing
- Quality and service

Execute with a **winning, global team**

FINANCIAL TARGETS

$3.4 billion in revenue

4.5% annual organic growth

$605 million in EBITDA

Over the next three years, achieve:
- **$1 billion** of operating cash flow
- **$260 million** in capital investments
- **$600 million** in debt paydown

OPERATING PRINCIPLES

High **ethical** standards

Safe working environment

Commitment to **sustainability** and **community**

Global **collaboration**

ACTIONS TO DRIVE SUCCESS

Grow aggressively in **high value segments**

Manage and **grow the core**
- Create teams of experts
- Develop differentiated applications
- Leverage efficient processes and tools
- Make informed resource allocations

Agenda

- H.B. Fuller Snapshot
- Adhesives Industry: An Attractive Market
- Topics of Recent Investor Interest
- Update on 2020 Strategy
- **Well Positioned for the Future**
- FUL Team: Long-Tenured & Highly Experienced
- Q&A

LEADING THE WAY
Investor Day 2018

Our action plan is designed to deliver results

Profitable Growth in Engineering Adhesives	Realization of Royal-Related Synergy Targets	Efficiency Through Manufacturing Excellence
		

Expertise in Technology and Innovation

Dedicated and Globally-Connected Team of Experts

Engineering Adhesives will continue to grow profitably

2020 Action Plan: **Profitable Growth in Engineering Adhesives** | Realization of Royal-Related Synergy Targets | Efficiency Through Manufacturing Excellence

- Initial goal (2015 to 2020): double Engineering Adhesives to a $400 million business
- Exceeded target due to Royal acquisition in 2017 and subsequently increased goal
- On track to achieve $580 million in net revenue by 2020 (17% of total FUL revenue)
- High incremental margin delivers increase in EBITDA margin from 15.9% in 2017 to 22% in 2020

Engineering Adhesives Net Revenue ($M)


700
600
500
400
300
200
100
0
H.B. Fuller
Royal
34% CAGR
0
103
200
245
410
470
580
2010
2014
2015
2016
2017
2018E
2020E

Engineering Adhesives Adjusted EBITDA Margin


25%
20%
15%
10%
5%
0%
10.9%
11.3%
15.9%
17.0%
22.0%
2015
2016
2017PF
2018E
2020E

The Royal integration is progressing well

- We remain focused on realizing the targeted synergies

Source of Synergies


SG&A
6%
$3M
Manufacturing
18%
$9M
Sourcing
46%
$23M
Revenue
30%
$15M

$50M in EBITDA

Timing of Realization* ($M)


$6M achieved YTD
$18
$3
$15
$39
$9
$30
$50
$15
$35
2018
2019
2020
Cost Reduction
Revenue Synergies

*Reflects cumulative or aggregate synergies generated over this time period.

Manufacturing excellence is driving efficiency worldwide



Global sourcing excellence	▪ Leveraging global contracts to lower material costs
Lowering manufacturing costs	▪ Deployment of operational discipline tools is driving lower costs
Improving quality	▪ 8D problem-solving processes and other initiatives are driving quality improvements
Leveraging SAP globally	▪ Staggered implementation approach ensures business continuity ▪ Flawless launches in Cyberbond business and Argentina in 2017
Improving inventory and supply chain management	▪ Sales and operations planning has improved delivery performance and working capital

FUL is committed to reducing manufacturing costs


Impact of Royal business
Conversion costs as % of sales
2015
2016
2017PF
2018E
2019E
2020E
H.B. Fuller
Royal Impact

Key drivers of manufacturing cost ratio reduction

- Volume leverage
- Fully exploiting infrastructure investments in Europe
- Efficiencies from SAP roll out
- Reducing inventory related waste and COPQ (cost of poor quality)

Technical expertise and innovation are the backbone of our company

Projects in H.B. Fuller's **innovation pipeline** have the potential to deliver **>$1B in sales**



Ideation & Opportunity Assessment
Concept Development
Laboratory Development
Scale-up & Beta Testing
Commercial Launch
Strategic Fit
Market Assessment:
Trends
Intellectual Property
Segmentation
Competitive Advantage
Risk Assessment
Financial Opportunity
115 projects > $2M
435 projects $0.5M - $2M
199 projects < $0.5M
$43M
$177M
$817M

25% of revenue comes from new products introduced in the past five years

FUL is led by a dedicated and globally-connected team of experts




H.B. Fuller

Market-driven; market-focused teams	▪ Technology teams are focused on specific markets ▪ All teams leverage customer, co-supplier, OEM partner interactions to further R&D
Globally-connected and regionally-executed	▪ Development of unique products by teams that have an understanding of what works best in different regions, countries, and cultures
Leadership engaged both globally and locally	▪ Executive leadership takes on two roles to ensure engagement across both globally- and regionally-operated segments

Our action plan is focused to deliver growth in EBITDA ($M)

2020 Action Plan: Profitable Growth in Engineering Adhesives | Realization of Royal-Related Synergy Targets | Efficiency Through Manufacturing Excellence


$605
$555
$505
$455
$405
$355
$305
$420
$64
$35
$28
$50
$8
$605
FY 2017 PF
Engineering Adhesives
Royal Cost Synergies
Manufacturing Leverage / Efficiencies
Non-EA Volume Growth / All Other
FY 2020 E

FUL and its peer group have a strong track record of success

EV / 2018E EBITDA


10.9
11.0
13.5
13.6
15.6
16.6
16.8

	H.B. Fuller		Henkel		RPM		3M		ECOLAB		Sherwin Williams		Sika	
Revenue CAGR (2017-2020)	5%		2%		5%		5%		6%		9%		9%	
EBITDA CAGR* (2017-2020)	10% / 13%**		5%		10%		6%		7%		14%		13%	
	2018	*2020*	*2018*	*2020*	*2018*	*2020*	*2018*	*2020*	*2018*	*2020*	*2018*	*2020*	*2018*	*2020*
EBITDA Margin %	15%	18%	20%	21%	14%	15%	28%	29%	21%	22%	19%	19%	17%	19%
FCF / Sales	12%	15%	16%	18%	12%	12%	24%	25%	16%	17%	17%	17%	15%	17%

*Street consensus **Company estimate

The transformation is driving shareholder value

	Actual Results (Fiscal Year End)			Strategic Plan
	2010	2015	2017*	2020
Revenue	$1.4B	$2.1B	$2.9B	$3.4B
EBITDA Margin	10.8%	12.8%	14.5%	17.8%
EBITDA	$148M	$268M	$420M	$605M
EV/EBITDA Multiple	7.0x	9.0x	11.0x	11.0x – 12.0x
Market Cap	$0.9B – $1.2B	$1.7B – $2.3B	$2.5-3.0B	$5.0B – $5.5B
Average Diluted Share Count	49.0M	51.4M	51.6M	53.7M
Share Price ($/share)	$20 – 25	$35 – 40	$45 – 55	$92 – $104

*FY 2017 represents pro forma figures.

Agenda

- H.B. Fuller Snapshot
- Adhesives Industry: An Attractive Market
- Topics of Recent Investor Interest
- Update on 2020 Strategy
- Well Positioned for the Future
- **FUL Team: Long-Tenured & Highly Experienced**
- Q&A

LEADING THE WAY
Investor Day 2018

Today's presenters and the broader H.B. Fuller executive team are unrivaled by our competitors …



Jim Owens
President and Chief Executive Officer

- Over 30 years of experience
- President and CEO of FUL since 2010
- Previously held leadership positions at Henkel and National Adhesives



Zhiwei Cai
Senior VP

Engineering

Global Sponsor Engineering

- Over 30 years of experience in electronics manufacturing
- Former VP of Global Product Mgmt. & Business Develop. at Henkel



Jim East
Director

Engineering

Global Lead Automotive

- Over 30 years of experience in adhesives
- Founder and former CEO of Cyberbond, which was acquired by FUL in 2016



Ted Clark
Senior VP

Royal Adhesives

Global Sponsor Integration

- Over 40 years of experience in specialty chemicals
- Former CEO & President of Royal Adhesives & Sealants



Traci Jensen
Senior VP

Construction

Global Sponsor Construction

- Over 30 years of experience in adhesives
- Former chair of the Adhesive and Sealant Council

… and, under their leadership, we are solving customers' adhesion challenges every day



Steve Kenny
Senior VP
Emerging Markets

Global Sponsor
Durable Assembly

- Over 35 years of experience in adhesives
- Former President of FEICA, which represents the European adhesive & sealant industry



Heather Campe
Senior VP
Americas

Global Sponsor
Hygiene

- Over 22 years of experience in adhesives
- Former New Market Development Manager at Henkel



Patrick Kivits
Senior VP
EIMEA

Global Sponsor
Packaging

- Over 18 years of experience in adhesives
- Former VP/GM of Packaging, Consumer Goods, and Construction at Henkel



John Corkrean
EVP and Chief Financial Officer

- Over 17 years of experience in financial roles at Ecolab, where he was instrumental in Ecolab's Nalco and Champion integrations



Dietrich Crail
VP
Asia Pacific

Global Sponsor Sales & Pricing Excellence

- Over 17 years of experience in adhesives
- Former VP and Global Segment Leader at Henkel



Abe Rezai
Chief Technology & Innovation Officer

- Over 23 years of experience in R&D roles at Procter & Gamble, focused on the global baby and feminine care markets

The FUL executive team's incentives are aligned with investors' interests


ROIC
Net Revenue
EPS
Operating Income

- Compensation bonuses are tied 100% to business results
- Legacy FUL and Royal executives, in addition to the top 100 leaders in the combined company, are incentivized to deliver the 2020 targets in particular
- Stock option grants vest in January 2021, if targeted $605 million EBITDA level is met

Our action plan is designed to deliver results

Profitable Growth in Engineering Adhesives



Realization of Royal-Related Synergy Targets



Efficiency Through Manufacturing Excellence



Expertise in Technology and Innovation

Dedicated and Globally-Connected Team of Experts

Why H.B. Fuller? We are a global market leader in adhesives with a significant competitive advantage





Resilient, diversified, innovation-focused business model	▪ Diversified end-market portfolio is shifting to highly specified businesses, which accounts for 53% of $2.9 billion portfolio pro forma Royal
Leader in high margin adhesives industry with attractive growth prospects	▪ FUL is the #1 or #2 player in most of the markets we choose to compete in ▪ Industry is expected to grow 3-4% per year over the next 10 years, driven by market trends
Strategic plan driving long-term, profitable growth	▪ 2020 plan will drive significant value for shareholders ▪ Drivers include growth in Engineering Adhesives, realization of Royal synergies, manufacturing excellence
Deep, multi-decade customer relationships	▪ Expertise in innovation and our globally connected team of experts are instrumental in maintaining and building new, long-term relationships with customers
Long-tenured, highly experienced management team	▪ We have the right team to execute the 2020 plan ▪ More than 200 years of combined experience ▪ Management incentives are aligned with investors' interests

Agenda

- H.B. Fuller Snapshot
- Adhesives Industry: An Attractive Market
- Topics of Recent Investor Interest
- Update on 2020 Strategy
- Well Positioned for the Future
- FUL Team: Long-Tenured & Highly Experienced
- **Q&A**

LEADING THE WAY
Investor Day 2018

LEADING THE WAY

Investor Day 2018



Q&A

Today's Agenda

Zhiwei Cai & Jim East	Engineering Adhesives
Ted Clark	Royal Integration
Traci Jensen	Construction Adhesives
Break	
Jim Owens	H.B. Fuller's Structure and Regional Management
Steve Kenny	Durable Assembly
Heather Campe	Hygiene
Patrick Kivits	Packaging
John Corkrean	Financial Update
Jim Owens	Closing Remarks and Q&A
Lunch and Innovation Showcase	

LEADING THE WAY
Investor Day 2018

Engineering Adhesives



Zhiwei Cai
Senior Vice President
Engineering Adhesives

FUL competes in high-growth, high-margin markets

Market and Product Examples	Top Competitors	H.B. Fuller Market Share Estimate	Net Revenue (Pro Forma)	Level of Cyclicality	Pricing Power	Unique Attributes
ENGINEERING Electronics, Auto, Solar, Aerospace, MRO, etc.	▪ Henkel ▪ Sika ▪ Huitian	▪ 2010: <1% ▪ 2017: 2.5% ▪ 2020E: 5%	▪ Growth Market ▪ 2017: $410M ▪ 2020E: $580M	Moderate	High	▪ Often sell small quantities of high-value adhesives ▪ Products engineered and designed centrally but produced worldwide
CONSTRUCTION Flooring, Roofing, Utilities and Infrastructure	▪ F: Mapei, Custom ▪ R: Specialty Competitors ▪ U&I: Sika, 3M	▪ 2010: >10% ▪ 2017: 12% ▪ 2020E: 13%	▪ Growth Market ▪ 2017: $453M ▪ 2020E: $520M	Moderate	Moderate-High	▪ Sell through distributors & DIY retailers, but bought by installers ▪ Products applied by tradesman/ DIY-ers on site
DURABLE ASSEMBLY Insulating Glass, Filtration, Bus/ Truck/RV, Product Assembly	▪ Henkel ▪ Dow Corning ▪ Sika	▪ 2010: 5% ▪ 2017: 8% ▪ 2020E: 10%	▪ Growth Market ▪ 2017: $677M ▪ 2020E: $800M	Moderate	Moderate-High	▪ Sister to EA market, but usually requires more bulk production and use of adhesives ▪ High volume, highly durable adhesives required
HYGIENE Baby Diapers, Feminine Products, Adult Incontinence	▪ Henkel ▪ Arkema (Bostik)	▪ 2010: 24% ▪ 2017: 30% ▪ 2020E: 34%	▪ Growth Market ▪ 2017: $417M ▪ 2020E: $500M	Low	Moderate	▪ Strong innovation partner to large, multinational customers ▪ Requires FUL's global supply chain and support
PACKAGING End of Line, Labeling, Flexible Packaging, etc.	▪ Henkel ▪ Dow ▪ Regional Players	▪ 2010: 15% ▪ 2017: 14% ▪ 2020E: 17%	▪ Growth Market ▪ 2017: $449M ▪ 2020E: $540M	Low	Moderate	▪ Long-time packaging adhesives innovation leader ▪ Focus on production efficiency of customers' packaging operations
PAPER & OTHER Bookbinding, Envelopes, Box Making, Tissue and Towel, etc.	▪ Henkel ▪ Regional Players	▪ 2010: 9% ▪ 2017: 12% ▪ 2020E: 12%	▪ Mature Market ▪ 2017: $483M ▪ 2020E: $460M	Low	Low-Moderate	▪ Mature market where FUL has historic know-how and capabilities ▪ Broad range of existing technologies address market needs

Strategic approach to Engineering markets leverages global R&D to deliver next-generation adhesive technology

Engineering Sub-segments		Markets Served	Top Competitors	Unique Attributes
	**CLEAN ENERGY** *#1 market position*	Battery, PV/Solar, Wind	▪ Huitian ▪ Dow	▪ Process-driven technology focused on lowering installation labor hours required
	**ELECTRONICS** *#2 market position*	Circuit Board Protection, Display, Camera Modules, PCB Assembly, Portable Device Assembly, Soft Goods	▪ Henkel ▪ 3M ▪ Local Competitors	▪ High-performing adhesives and sealants to improve performance, durability, and aesthetics of a wide range of applications
	**GENERAL INDUSTRIES**	Facility Maintenance, Marine, Mining, Repair: Heavy Equipment, Vehicle and HVAC, Medical, Sporting Goods	▪ Henkel ▪ Specialized Competitors ▪ Local Competitors	▪ High-tech flange sealants, structural adhesives, functional coatings, and rebuilding products
	**TRANSPORTATION**	Aerospace, Automotive, Defense, Farm/ Construction Machinery	▪ Henkel ▪ Sika ▪ Dow	▪ High-performing adhesives and sealants for interior, exterior, electronics, and engine applications

We are on track to achieve our growth objectives and are confident that we can deliver our 2020 goals



Millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
24% CAGR
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18

Each bar represents trailing 12 months Engineering Adhesives revenue as of the noted fiscal quarter

A number of global trends are allowing FUL to help its EA customers adapt to a changing world

- Overall, FUL is well-positioned to benefit from industry trends

Industry Trend	H.B. Fuller Solution or Technology
Shift from fasteners to adhesives	▪ Polyurethane structural adhesive eliminate the need for fasteners and enable use of lighter weight composite materials or thinner devices
Demand for alternative, sustainable energy sources	▪ Adhesives/sealants for solar to simplify panel assembly ▪ Disassembly-friendly adhesives to support recycling/re-use
Electric vehicles and vehicle light-weighting	▪ Thermally-conductive encapsulants ▪ Multi-material bonding
Micro-electronics and electronic light-weighting	▪ Reactive hot melt seals the enclosure for wearables and consumer devices, providing waterproofing and superior chemical resistance
Demand for process efficiency by manufacturers	▪ Faster UV cure adhesives accelerate assembly in smaller footprint ▪ High performance pressure sensitive adhesives deliver faster setting to automate processes

Convergence is driving design and manufacturing trends across Engineering Adhesives segment

GROWTH RATES:



CLEAN ENERGY

- Global consumer demand growing
- Pricing compression
- Government regulations
- Shift manufacturing back to China

Market 10%
FUL plan 10-15%



ELECTRONICS

- Dynamic/fast-moving change
- Chinese manufacturers compete with global players
- Waterproofing
- Growing in Automotive

Market 5%
FUL plan +20%



GENERAL INDUSTRIES

- Globalization
- Shift: fasteners to adhesives
- Increasing dependence on certifications
- Consolidating purchase points

Market 5%
FUL plan ~20%



TRANSPORTATION

- Light-weighting
- Rapid development of electric vehicles
- Emerging acoustic soft trim (AST) market
- Global vehicle platforms
- Engineering cost reduction

Market 2%
FUL plan 7-9%

Engineering Adhesives is an application-driven market

AUTOMOTIVE

- Elimination of fasteners enables sleeker designs and light-weighting
- Adhesives and sealants improve resistance to fatigue, contaminants and corrosion
- Use of new materials provides cost savings and performance improvements for:
  - Powertrain bonding, sealing and threadlocking
  - Interior lamination and assembly
  - Exterior lighting and trim
  - Structural and multi-material bonding
  - Under-the-hood electronics





TRIM



LIGHTING



POWERTRAIN



BRAKES



BATTERY

Engineering Adhesives is an application-driven market

ELECTRONICS

- Adhesives and sealants enable lighter, thinner designs and ever greater processing power for:
  - Portable devices
  - Wearables
  - Soft goods materials
  - PCB assembly
  - Circuit board protection
  - Fingerprint and image sensors
  - Flat panel displays
  - Automotive electronics
  - Thermal management





BOARD



COMPONENTS



ENCLOSURE



WATERPROOFING



ACCESSORIES

Engineering Adhesives segment will grow faster than the market



Innovation-driven:

Highly engineered formulations that deliver functionality fast

- Delivering differentiated products to key accounts in target markets: electronics, transportation, energy
- Leverage strengths of regional teams through global collaboration to deliver sustained innovations



Channel-driven:

Direct sales, distribution and specialty segment partners

- Maximize the penetration of our product lines by leveraging distribution



Geography-driven:

Focus on sharing technology worldwide

- Utilizing customer channels in the US and China to leverage technology globally
- Driving proven products in developing markets; India and Korea

Engineering Adhesives



Jim East
Director
Engineering Adhesives
Global Lead - Automotive

LEADING THE WAY
Investor Day 2018

FUL's acquired capabilities and footprint have created a powerful force in Engineering Adhesives applications



- TONSAN expansion outside China
- Cyberbond expansion into China
- Royal unlocks the potential of this business
- Pricing power, volume/mix increased
- 2020 EBITDA target of 22%

Spotlight on Innovation: FUL's focus on innovation enables our customers to push the boundaries of what's possible



Battery Module

- High performance, self-foaming adhesive
- Prevents thermal runaway in EV battery modules



Wearables

- Highly engineered reactive hot melt
- Delivers superior chemical resistance, vibration elimination, and waterproofing



Train Bogies

- Water-based coating critical to drive system of the train
- Provides superior environmental resistance with a much simpler manufacturing process



Automotive

- FUL brings the whole package - water-based, hot melt, reactive hot melt, and solvent-based adhesives
- Increase energy efficiency, safety, and sustainability, and comply with current regulations

Spotlight on Innovation: FUL's focus on innovation enables our customers to push the boundaries of what's possible



Battery Module

- High performance, self-foaming adhesive
- Prevents thermal runaway in EV battery modules



Wearables

- Highly engineered reactive hot melt
- Delivers superior chemical resistance, vibration elimination, and waterproofing



Train Bogies

- Water-based coating critical to drive system of the train
- Provides superior environmental resistance with a much simpler manufacturing process



Automotive

- FUL brings the whole package - water-based, hot melt, reactive hot melt, and solvent-based adhesives
- Increase energy efficiency, safety, and sustainability, and comply with current regulations

Spotlight on Innovation: FUL's focus on innovation enables our customers to push the boundaries of what's possible



Battery Module

- High performance, self-foaming adhesive
- Prevents thermal runaway in EV battery modules



Wearables

- Highly engineered reactive hot melt
- Delivers superior chemical resistance, vibration elimination, and waterproofing



Train Bogies

- Water-based coating critical to drive system of the train
- Provides superior environmental resistance with a much simpler manufacturing process



Automotive

- FUL brings the whole package - water-based, hot melt, reactive hot melt, and solvent-based adhesives
- Increase energy efficiency, safety, and sustainability, and comply with current regulations

Spotlight on Innovation: FUL's focus on innovation enables our customers to push the boundaries of what's possible



Battery Module

- High performance, self-foaming adhesive
- Prevents thermal runaway in EV battery modules



Wearables

- Highly engineered reactive hot melt
- Delivers superior chemical resistance, vibration elimination, and waterproofing



Train Bogies

- Water-based coating critical to drive system of the train
- Provides superior environmental resistance with a much simpler manufacturing process



Automotive

- FUL brings the whole package - water-based, hot melt, reactive hot melt, and solvent-based adhesives
- Increase energy efficiency, safety, and sustainability, and comply with current regulations

Spotlight on Innovation: FUL's focus on innovation enables our customers to push the boundaries of what's possible



Battery Module

- High performance, self-foaming adhesive
- Prevents thermal runaway in EV battery modules



Wearables

- Highly engineered reactive hot melt
- Delivers superior chemical resistance, vibration elimination, and waterproofing



Train Bogies

- Water-based coating critical to drive system of the train
- Provides superior environmental resistance with a much simpler manufacturing process



Automotive

- FUL brings the whole package - water-based, hot melt, reactive hot melt, and solvent-based adhesives
- Increase energy efficiency, safety, and sustainability, and comply with current regulations

Engineering is an attractive segment with great potential



ATTRACTIVE MARKET

- $12+ billion market
- Growing at high single digits
- High profitability driven by demanding specifications
- Convergence presents multitude of opportunities



COMPETITIVE ADVANTAGE

- Innovative reputation
- Diverse technology solutions and expertise
- Committed to knowledge sharing
- World-class service
- Alternative to dominant global leader



FINANCIAL PERFORMANCE


CAGR 12%
$700
$600
$500
$400
$300
$200
$100
$0
$410
$580
2017 Revenue
2020 Revenue
$ Millions

EBITDA	15.9%	22%

Royal Integration



Ted Clark
Senior VP
Royal Adhesives

LEADING THE WAY
Investor Day 2018

H.B. Fuller | Connecting what matters.™

H.B. Fuller + Royal has created a stronger, more balanced portfolio

Business more focused on highly specified adhesive applications	▪ 53% of $2.9 billion portfolio
Opens opportunities across geographies, end-use markets, and applications	▪ Cross-selling technology ▪ Leveraging global sales channels
Strong cultural fit	▪ Shared vision and objective ▪ Focus on "winning the right way"


H.B. Fuller
$2,229M
13%
11%
17%
19%
20%
20%
+
Royal
$660M
20%
33%
11%
2%
34%
=
New H.B. Fuller
$2,889M
14%
16%
16%
15%
16%
23%
Engineering Adhesives
Durable Assembly
Construction
Hygiene
Packaging
Paper & Other

Guiding principles and strategies to manage risk and maximize value creation

1	**Profitable Growth**	**Protecting and growing** the base business is more important than cost synergies.
2	**Cash Flow Delivery**	**Create a cash-driven mentality** in order to optimize balance sheet, maximize returns, and drive efficiency.
3	**3-Year Plan**	**Use a staggered integration approach** and create a three-year planning horizon to deliver synergies.
4	**5 Integration Projects**	**Align integration projects** with existing H.B. Fuller segment structure in order to align accountability, project plans, and resources.
5	**Independence**	**Balance integration with independent operation** of existing businesses in order to leverage Royal effectively.
6	**Talent Retention**	**Retain talent and build a unified culture** to bring our best thinking together in robust plans.

We are on track to deliver synergies

Synergy Summary
(2020 EBITDA, $M)

	Total
Sourcing	$23
Operations	$9
SG&A	$3
Total	**$35**
Commercial (Revenue)	$50
Commercial (EBITDA)	**$15**
Grand Total	**$50**

Actions Supporting the Plan

Targets locked	▪ Planning completed in 90 days ▪ Execution underway
Organizational integration	▪ Groups aligned to H.B. Fuller structure in first 120 days
Governance	▪ Tracking plan versus results ▪ $6M cost synergies as of Q2 2018
Commercial synergies focused primarily on Engineering & Durable Assembly	▪ Royal product expansion to key geographies, incl. India and Southeast Asia ▪ Expansion of Kömmerling insulating glass products in North America ▪ Flooring adhesives in Construction ▪ Assembly products through distribution channel in EIMEA

Spotlight on Synergies: Sourcing is driving early integration savings



STRATEGY: **Reducing raw material costs to drive contribution margin improvement**	▪ Identify and leverage pricing opportunities ▪ Combine volumes with limited producers ▪ Implement price increases that reflect inflationary environment
EXAMPLE: **Specialty rubber polymer**	▪ Discovered price differentiation between Royal purchases in one segment in Europe and H.B. Fuller purchases in another segment in North America ▪ Cost of specialty rubber polymer reduced by >20% ($0.8M)

Consolidation of production will support operating cost benefits and cost synergies


Chicago
Oak Park
Wheaton
Cicero
Aurora
Naperville
Oak Lawn
Joliet
Hammond
Gary


OKLAHOMA
Oklahoma City
ARKANSAS
ARIZONA
NEW MEXICO
TEXAS
Dallas
Austin
San Antonio
Chihuahua

Consolidation of Engineering Adhesives production in Illinois	▪ Close Batavia (legacy FUL site) and consolidate production into new Royal Frankfort plant ▪ Eliminates Batavia fixed costs ▪ Automation capabilities reduce cost of temporary labor ▪ Enabled by the implementation of SAP in Frankfort	**~$400,000 run-rate EBITDA impact**
Consolidation of Construction Adhesives production	▪ Combining powders production at facilities in La Mirada, CA, and Eagle Lake, TX, into the existing Mansfield, TX, plant ▪ Target capacity at Mansfield expanded to 44 million lbs/year and ~80 SKUs	**$1M in cost synergies**

Cross-selling collaboration is paying off with customers

This merger is a perfect fit. We can now address all adhesive and sealant-related questions to one supplier that offers all products needed in RV production, which was not the case before H.B. Fuller acquired Royal.

[Recreational Vehicle manufacturer, Germany]

With your joint global network, FUL was able to deliver a necessary structural glazing product from Kömmerling in Germany to India through H.B. Fuller's supply chain network in less than a week.

[Global leader, Door/room security systems, Switzerland]

H.B. Fuller

ROYAL ADHESIVES & SEALANTS

We appreciate the worldwide availability of your adhesives and sealants achieved through this merger, which will facilitate meeting international regulations and support the protection of human health as well as the environment.

[Largest EU provider of gates, doors and frames, Germany]

When considering the primary difference between H.B. Fuller-Royal and other providers, it is your prompt, top-level service that clearly positions you above your completion.

[Commercial Roofing installer, United States]

Combined company creates significant shareholder value








Value Creation

- Higher EBITDA + asset-light businesses = strong cash flow
- Significantly accretive to EBITDA margin and EPS
- Exceptional cash flow generation

Portfolio Shift

- Complementary higher value, higher margin segments
- Expands technology platform
- H.B. Fuller now provides a more attractive range of applications and solutions to win new business

Leverageable Synergies

- Significant cost and offensive synergy opportunities on track over 3-year horizon

Construction Adhesives



Traci Jensen
Senior VP
Construction Adhesives

LEADING THE WAY
Investor Day 2018

FUL competes in high-growth, high-margin markets

Market and Product Examples	Top Competitors	H.B. Fuller Market Share Estimate	Net Revenue (Pro Forma)	Level of Cyclicality	Pricing Power	Unique Attributes
ENGINEERING Electronics, Auto, Solar, Aerospace, MRO, etc.	▪ Henkel ▪ Sika ▪ Huitian	▪ 2010: <1% ▪ 2017: 2.5% ▪ 2020E: 5%	▪ Growth Market ▪ 2017: $410M ▪ 2020E: $580M	Moderate	High	▪ Often sell small quantities of high-value adhesives ▪ Products engineered and designed centrally but produced worldwide
CONSTRUCTION Flooring, Roofing, Utilities and Infrastructure	▪ F: Mapei, Custom ▪ R: Specialty Competitors ▪ U&I: Sika, 3M	▪ 2010: >10% ▪ 2017: 12% ▪ 2020E: 13%	▪ Growth Market ▪ 2017: $453M ▪ 2020E: $520M	Moderate	Moderate-High	▪ Sell through distributors & DIY retailers, but bought by installers ▪ Products applied by tradesman
DURABLE ASSEMBLY Insulating Glass, Filtration, Bus/ Truck/RV, Product Assembly	▪ Henkel ▪ Dow Corning ▪ Sika	▪ 2010: 5% ▪ 2017: 8% ▪ 2020E: 10%	▪ Growth Market ▪ 2017: $677M ▪ 2020E: $800M	Moderate	Moderate-High	▪ Sister to EA market, but usually requires more bulk production and use of adhesives ▪ High volume, highly durable adhesives required
HYGIENE Baby Diapers, Feminine Products, Adult Incontinence	▪ Henkel ▪ Arkema (Bostik)	▪ 2010: 24% ▪ 2017: 30% ▪ 2020E: 34%	▪ Growth Market ▪ 2017: $417M ▪ 2020E: $500M	Low	Moderate	▪ Strong innovation partner to large, multinational customers ▪ Requires FUL's global supply chain and support
PACKAGING End of Line, Labeling, Flexible Packaging, etc.	▪ Henkel ▪ Dow ▪ Regional Players	▪ 2010: 15% ▪ 2017: 14% ▪ 2020E: 17%	▪ Growth Market ▪ 2017: $449M ▪ 2020E: $540M	Low	Moderate	▪ Long-time packaging adhesives innovation leader ▪ Focus on production efficiency of customers' packaging operations
PAPER & OTHER Bookbinding, Envelopes, Box Making, Tissue and Towel, etc.	▪ Henkel ▪ Regional Players	▪ 2010: 9% ▪ 2017: 12% ▪ 2020E: 12%	▪ Mature Market ▪ 2017: $483M ▪ 2020E: $460M	Low	Low-Moderate	▪ Mature market where FUL has historic know-how and capabilities ▪ Broad range of existing technologies address market needs

From the floor to the roof and beyond, FUL's adhesives experts are enabling innovations in construction

Construction Subsegments		Markets Served	Top Competitors	Unique Attributes
	**ROOFING** *#1 market position*	• Membrane Lamination • Structural Tapes • Insulation Attachment Adhesives, foamed for low rise/slope roofs	▪ Specialty Competitors	▪ TPO (Thermoplastic Polyolefin) is the highest growth segment for commercial roofing; our adhesive is the preferred solution
	**FLOORING**	• Mortars and Grouts • Flooring Adhesives • Surface Preparation	▪ Mapei ▪ Custom	▪ Faster-setting, faster-curing solutions that reduce installers time on the job ▪ FUL offers solutions for all flooring types, which is unique in this market
	**UTILITIES AND INFRASTRUCTURE**	• Industrial insulation coating • HVAC sealants • Telecom • Road sealants and potting	▪ Sika ▪ 3M	▪ FUL takes existing technologies and adds value in identified niche markets

Construction Adhesives is a more balanced, more global segment



Demand for **energy efficient, high-performing commercial roofing** is growing

- New building insulation techniques and roofing systems create need for advanced adhesive and sealant opportunities
- Focus on retrofit, repair, and reuse, which accounts for ~75% of demand in commercial roofing



Full line of flooring adhesives addresses range of design requirements

- Demand for hard surfaces driving use of new installation applications
- Focus on versatility and durability
- We offer unique range of solutions that lower installation time



U&I serves **high-value niche markets** that require unique adhesives and sealants and knowledgeable service

- Highly diversified innovations in niche markets
- We offer range of solutions derived from unique technologies and packaging

A number of global trends are allowing FUL to help its Construction customers adapt to a changing world

- Overall, FUL is well-positioned to benefit from industry trends

Industry Trend	H.B. Fuller Solution or Technology
Shift from fasteners to adhesives	▪ Adhesive bonded membrane roofs replacing mechanically secured roofing systems ▪ Epoxy and urethane adhesives that replace bolts in construction projects
Easy to apply low cost labor flooring systems	▪ Power Grout enables faster and better grouting for professional installers ▪ Roll-on adhesive solutions for resilient luxury vinyl flooring
Demand for energy efficient buildings	▪ Urethane foam insulation adhesives ▪ Structural and butyl tapes that ensure roofs are properly insulated
Demand for more sustainable products	▪ Low VOC single ply roofing adhesives replace asphalt ▪ Pole- and post-setting foam solution replace concrete and cement; lowers carbon usage in transit

Spotlight on Innovation: FUL's market experts are creating innovative technology that supports modern construction



Commercial Roofing

- Single ply roofing is fastest growing solution, and FUL is the preferred supplier
- Resistant to storms, plays a part in lowering energy costs, and minimizes environmental impact and liabilities



Flooring Adhesive

- RollFast™ sets faster than traditional flooring adhesives, saving installers time and money
- Pours and rolls, so no need for troweling on your knees



Tile Setting

- Power Grout® high-end, high-performance grouts preferred by contractors in North America
- Stain resistant, water resistant, and have color consistency



Pole- and Post-Setting

- Fast 2K™ replaces cement and concrete
- Anchors poles, posts and fittings, and doesn't need water or 24 hours to set.

Spotlight on Innovation: FUL's market experts are creating innovative technology that supports modern construction



Commercial Roofing

- Single ply roofing is fastest growing solution, and FUL is the preferred supplier
- Resistant to storms, plays a part in lowering energy costs, and minimizes environmental impact and liabilities



Flooring Adhesive

- RollFast™ sets faster than traditional flooring adhesives, saving installers time and money
- Pours and rolls, so no need for troweling on your knees



Tile Setting

- Power Grout® high-end, high-performance grouts preferred by contractors in North America
- Stain resistant, water resistant, and have color consistency



Pole- and Post-Setting

- Fast 2K™ replaces cement and concrete
- Anchors poles, posts and fittings, and doesn't need water or 24 hours to set.

Spotlight on Innovation: FUL's market experts are creating innovative technology that supports modern construction



Commercial Roofing

- Single ply roofing is fastest growing solution, and FUL is the preferred supplier
- Resistant to storms, plays a part in lowering energy costs, and minimizes environmental impact and liabilities



Flooring Adhesive

- RollFast™ sets faster than traditional flooring adhesives, saving installers time and money
- Pours and rolls, so no need for troweling on your knees



Tile Setting

- Power Grout® high-end, high-performance grouts preferred by contractors in North America
- Stain resistant, water resistant, and have color consistency



Pole- and Post-Setting

- Fast 2K™ replaces cement and concrete
- Anchors poles, posts and fittings, and doesn't need water or 24 hours to set.

Spotlight on Innovation: FUL's market experts are creating innovative technology that supports modern construction



Commercial Roofing

- Single ply roofing is fastest growing solution, and FUL is the preferred supplier
- Resistant to storms, plays a part in lowering energy costs, and minimizes environmental impact and liabilities



Flooring Adhesive

- RollFast™ sets faster than traditional flooring adhesives, saving installers time and money
- Pours and rolls, so no need for troweling on your knees



Tile Setting

- Power Grout® high-end, high-performance grouts preferred by contractors in North America
- Stain resistant, water resistant, and have color consistency



Pole- and Post-Setting

- Fast 2K™ replaces cement and concrete
- Anchors poles, posts and fittings, and doesn't need water or 24 hours to set.

Spotlight on Innovation: FUL's market experts are creating innovative technology that supports modern construction



Commercial Roofing

- Single ply roofing is fastest growing solution, and FUL is the preferred supplier
- Resistant to storms, plays a part in lowering energy costs, and minimizes environmental impact and liabilities



Flooring Adhesive

- RollFast™ sets faster than traditional flooring adhesives, saving installers time and money
- Pours and rolls, so no need for troweling on your knees



Tile Setting

- Power Grout® high-end, high-performance grouts preferred by contractors in North America
- Stain resistant, water resistant, and have color consistency



Pole- and Post-Setting

- Fast 2K™ replaces cement and concrete
- Anchors poles, posts and fittings, and doesn't need water or 24 hours to set.

FUL makes installation solutions that save time and money while delivering high-quality performance over time



ATTRACTIVE MARKET

- Preferred material shift in flooring and roofing driving our growth
- Rapidly growing end markets
- Labor shortages driving need for more innovation



COMPETITIVE ADVANTAGE

- Recognized innovation leader
- Understand end consumers' changing requirements and innovate quickly to address
- Variety of high-quality technology offerings to meet changing market trends



FINANCIAL PERFORMANCE


CAGR 5%
$600
$500
$400
$300
$200
$100
$0
$453
$520
2017 Revenue
2020 Revenue
$ Millions

EBITDA	16.3%	20%

LEADING THE WAY

Investor Day 2018



BREAK

LEADING THE WAY

Investor Day 2018



Jim Owens

Global Reach. Local Expertise.

71 manufacturing facilities | 30 technology centers
Direct presence in 35 countries
Sales in >125 countries



Global Headquarters:
St. Paul, MN, USA

H.B. Fuller
Connecting what matters.™

Regional segments deliver global innovation


GLOBAL ENGINEERING
GLOBAL CONSTRUCTION
Paper and Other
Packaging
Hygiene
Durable Assembly
AMERICAS ADHESIVES
EUROPE, INDIA, MIDDLE EAST, AFRICA
ASIA ADHESIVES

AMERICAS ADHESIVES

2017 Revenue	$1.06B
2017 EBITDA	$168M
Expected Organic Growth through 2020	2%



ASIA PACIFIC ADHESIVES

2017 Revenue	$269M
2017 EBITDA	$ 27M
Expected Organic Growth through 2020	7%



EUROPE, INDIA, MIDDLE EAST, AFRICA

2017 Revenue	$695M
2017 EBITDA	$ 79M
Expected Organic Growth through 2020	3%

FUL competes in high-growth, high-margin markets

Market and Product Examples	Top Competitors	H.B. Fuller Market Share Estimate	Net Revenue (Pro Forma)	Level of Cyclicality	Pricing Power	Unique Attributes
ENGINEERING Electronics, Auto, Solar, Aerospace, MRO, etc.	▪ Henkel ▪ Sika ▪ Huitian	▪ 2010: <1% ▪ 2017: 2.5% ▪ 2020E: 5%	▪ Growth Market ▪ 2017: $410M ▪ 2020E: $580M	Moderate	High	▪ Often sell small quantities of high-value adhesives ▪ Products engineered and designed centrally but produced worldwide
CONSTRUCTION Flooring, Roofing, Utilities and Infrastructure	▪ F: Mapei, Custom ▪ R: Specialty Competitors ▪ U&I: Sika, 3M	▪ 2010: >10% ▪ 2017: 12% ▪ 2020E: 13%	▪ Growth Market ▪ 2017: $453M ▪ 2020E: $520M	Moderate	Moderate-High	▪ Sell through distributors & DIY retailers, but bought by installers ▪ Products applied by tradesman/ DIY-ers on site
DURABLE ASSEMBLY **Insulating Glass, Filtration, Bus/ Truck/RV, Product Assembly**	▪ **Henkel** ▪ **Dow Corning** ▪ **Sika**	▪ **2010: 5%** ▪ **2017: 8%** ▪ **2020E: 10%**	▪ **Growth Market** ▪ **2017: $677M** ▪ **2020E: $800M**	**Moderate**	**Moderate-High**	▪ **Sister to EA market, but usually requires more bulk production and use of adhesives** ▪ **High volume, highly durable adhesives required**
HYGIENE **Baby Diapers, Feminine Products, Adult Incontinence**	▪ **Henkel** ▪ **Arkema (Bostik)**	▪ **2010: 24%** ▪ **2017: 30%** ▪ **2020E: 34%**	▪ **Growth Market** ▪ **2017: $417M** ▪ **2020E: $500M**	**Low**	**Moderate**	▪ **Strong innovation partner to large, multinational customers** ▪ **Requires FUL's global supply chain and support**
PACKAGING **End of Line, Labeling, Flexible Packaging, etc.**	▪ **Henkel** ▪ **Dow** ▪ **Regional Players**	▪ **2010: 15%** ▪ **2017: 14%** ▪ **2020E: 17%**	▪ **Growth Market** ▪ **2017: $449M** ▪ **2020E: $540M**	**Low**	**Moderate**	▪ **Long-time packaging adhesives innovation leader** ▪ **Focus on production efficiency of customers' packaging operations**
PAPER & OTHER Bookbinding, Envelopes, Box Making, Tissue and Towel, etc.	▪ Henkel ▪ Regional Players	▪ 2010: 9% ▪ 2017: 12% ▪ 2020E: 12%	▪ Mature Market ▪ 2017: $483M ▪ 2020E: $460M	Low	Low-Moderate	▪ Mature market where FUL has historic know-how and capabilities ▪ Broad range of existing technologies address market needs

Durable Assembly



Steve Kenny
Senior Vice President
Emerging Markets

LEADING THE WAY
Investor Day 2018

FUL competes in high-growth, high-margin markets

Market and Product Examples	Top Competitors	H.B. Fuller Market Share Estimate	Net Revenue (Pro Forma)	Level of Cyclicality	Pricing Power	Unique Attributes
ENGINEERING Electronics, Auto, Solar, Aerospace, MRO, etc.	▪ Henkel ▪ Sika ▪ Huitian	▪ 2010: <1% ▪ 2017: 2.5% ▪ 2020E: 5%	▪ Growth Market ▪ 2017: $410M ▪ 2020E: $580M	Moderate	High	▪ Often sell small quantities of high-value adhesives ▪ Products engineered and designed centrally but produced worldwide
CONSTRUCTION Flooring, Roofing, Utilities and Infrastructure	▪ F: Mapei, Custom ▪ R: Specialty Competitors ▪ U&I: Sika, 3M	▪ 2010: >10% ▪ 2017: 12% ▪ 2020E: 13%	▪ Growth Market ▪ 2017: $453M ▪ 2020E: $520M	Moderate	Moderate-High	▪ Sell through distributors & DIY retailers, but bought by installers ▪ Products applied by tradesman/ DIY-ers on site
DURABLE ASSEMBLY **Insulating Glass, Filtration, Bus/ Truck/RV, Product Assembly**	**▪ Henkel ▪ Dow Corning ▪ Sika**	**▪ 2010: 5% ▪ 2017: 8% ▪ 2020E: 10%**	**▪ Growth Market ▪ 2017: $677M ▪ 2020E: $800M**	**Moderate**	**Moderate-High**	**▪ Sister to EA market, but usually requires more bulk production and use of adhesives ▪ High volume, highly durable adhesives required**
HYGIENE Baby Diapers, Feminine Products, Adult Incontinence	▪ Henkel ▪ Arkema (Bostik)	▪ 2010: 24% ▪ 2017: 30% ▪ 2020E: 34%	▪ Growth Market ▪ 2017: $417M ▪ 2020E: $500M	Low	Moderate	▪ Strong innovation partner to large, multinational customers ▪ Requires FUL's global supply chain and support
PACKAGING End of Line, Labeling, Flexible Packaging, etc.	▪ Henkel ▪ Dow ▪ Regional Players	▪ 2010: 15% ▪ 2017: 14% ▪ 2020E: 17%	▪ Growth Market ▪ 2017: $449M ▪ 2020E: $540M	Low	Moderate	▪ Long-time packaging adhesives innovation leader ▪ Focus on production efficiency of customers' packaging operations
PAPER & OTHER Bookbinding, Envelopes, Box Making, Tissue and Towel, etc.	▪ Henkel ▪ Regional Players	▪ 2010: 9% ▪ 2017: 12% ▪ 2020E: 12%	▪ Mature Market ▪ 2017: $483M ▪ 2020E: $460M	Low	Low-Moderate	▪ Mature market where FUL has historic know-how and capabilities ▪ Broad range of existing technologies address market needs

Comprehensive product range, dedicated team of experts and global footprint present myriad opportunities for growth

Durable Assembly Submarkets		Markets Served	Top Competitors	Unique Attributes
	**INSULATING GLASS** *#1 market position*	Residential and commercial insulating glass sealants and desiccants, reactive thermoplastic spacers, glazing	▪ Dow Corning	▪ World leader in partnering with equipment manufacturers and spacer designs to drive energy efficiency
	**INDUSTRIAL FILTRATION** *#2 market position*	Desalination, beverages, dairy	▪ Henkel ▪ Specialized Players	▪ Field-proven longevity and safety performance record in reverse osmosis and hollow fiber filters that remove contamination and provide clean liquids
	**RECREATIONAL VEHICLES** *#1 market position*	Wall and floor, floor lamination, repairing, roof, assembly, and furniture	▪ Henkel ▪ Regional Players	▪ Most diverse adhesive product range, addressing all aspects of RV body and cab construction
	**PRODUCT ASSEMBLY** *#2 market position*	Doors, floors, wood furniture and flooring, millwork, kitchen cabinets/counters, appliance, technical textiles	▪ Henkel ▪ Sika	▪ Preferred solutions to bond and seal highly diverse materials that perform under extreme conditions

Acquisition of Royal results in more robust portfolio in key markets


PRO FORMA H.B. Fuller
$2,889M
23%
Durable Assembly

- Complementary portfolios
- Increased scale in specified markets
- Enhanced margin profile
- Tripled Assembly sales
- Leadership position in Insulating Glass

A number of global trends are allowing FUL to help its Durable Assembly customers adapt to a changing world

- Overall, FUL is well-positioned to benefit from industry trends

Industry Trend	H.B. Fuller Solution or Technology
Shift from mechanical fasteners to adhesives	▪ Eliminate rivets in trucks, trailers, and RVs
Increased use of composites	▪ Veneer-laminated wood flooring
Scarcity of potable water	▪ Polyurethane bonded industrial filters (desalination etc)
Vehicle light-weighting	▪ Adhesive-bonded wall panels are lighter and thinner, lowering carbon emissions in buses, trucks, and RVs
Demand for energy efficient buildings	▪ Insulating glass adhesives and sealants

Spotlight on Innovation: FUL's scientific expertise helps Durable Assembly customers innovate for the next generation



Recreational Vehicles

- Replaces traditional fasteners to support sleeker designs
- High-performance bonding of composites, lighter metal alloys, plastic and natural fiber blends, and flexible foil to hard substrate adhesion applications



Technical Textiles

- Fabric-to-fabric, fabric-to-membrane, and fabric-to-foam adhesives with high-bond performance for automotive interiors, home furnishings, lingerie, and leisure/ fashion/sports/work wear



4SG Insulating Glass

- Replaces traditional aluminum, steel or foam spacer profile
- Enables unlimited window design possibilities
- Addresses demand for energy efficiency and noise reduction; and certification standards

Spotlight on Innovation: FUL's scientific expertise helps Durable Assembly customers innovate for the next generation



Recreational Vehicles

- Replaces traditional fasteners to support sleeker designs
- High-performance bonding of composites, lighter metal alloys, plastic and natural fiber blends, and flexible foil to hard substrate adhesion applications



Technical Textiles

- Fabric-to-fabric, fabric-to-membrane, and fabric-to-foam adhesives with high-bond performance for automotive interiors, home furnishings, lingerie, and leisure/ fashion/sports/work wear



4SG Insulating Glass

- Replaces traditional aluminum, steel or foam spacer profile
- Enables unlimited window design possibilities
- Addresses demand for energy efficiency and noise reduction; and certification standards

Spotlight on Innovation: FUL's scientific expertise helps Durable Assembly customers innovate for the next generation







Recreational Vehicles

- Replaces traditional fasteners to support sleeker designs
- High-performance bonding of composites, lighter metal alloys, plastic and natural fiber blends, and flexible foil to hard substrate adhesion applications

Technical Textiles

- Fabric-to-fabric, fabric-to-membrane, and fabric-to-foam adhesives with high-bond performance for automotive interiors, home furnishings, lingerie, and leisure/ fashion/sports/work wear

4SG Insulating Glass

- Replaces traditional aluminum, steel or foam spacer profile
- Enables unlimited window design possibilities
- Addresses demand for energy efficiency and noise reduction; and certification standards

Spotlight on Innovation: FUL's scientific expertise helps Durable Assembly customers innovate for the next generation



Recreational Vehicles

- Replaces traditional fasteners to support sleeker designs
- High-performance bonding of composites, lighter metal alloys, plastic and natural fiber blends, and flexible foil to hard substrate adhesion applications



Technical Textiles

- Fabric-to-fabric, fabric-to-membrane, and fabric-to-foam adhesives with high-bond performance for automotive interiors, home furnishings, lingerie, and leisure/ fashion/sports/work wear



4SG Insulating Glass

- Replaces traditional aluminum, steel or foam spacer profile
- Enables unlimited window design possibilities
- Addresses demand for energy efficiency and noise reduction; and certification standards

FUL is well positioned in the highly fragmented, highly specified, and growing Durable Assembly market



ATTRACTIVE MARKET

- ~$8 billion opportunity
- Growing at >4% per year
- Profitability driven by specifications
- Diversified segment comprising numerous high-margin markets



COMPETITIVE ADVANTAGE

- Trusted brand with outstanding reputation
- Dedicated applications expertise, creating added value in product quality and process efficiency
- Cohesive global reach



FINANCIAL PERFORMANCE


CAGR 6%
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$677
$800
2017 Revenue
2020 Revenue
$ Millions

Hygiene



Heather Campe
Senior Vice President
Americas Adhesives

LEADING THE WAY
Investor Day 2018

FUL competes in high-growth, high-margin markets

Market and Product Examples	Top Competitors	H.B. Fuller Market Share Estimate	Net Revenue (Pro Forma)	Level of Cyclicality	Pricing Power	Unique Attributes
ENGINEERING Electronics, Auto, Solar, Aerospace, MRO, etc.	▪ Henkel ▪ Sika ▪ Huitian	▪ 2010: <1% ▪ 2017: 2.5% ▪ 2020E: 5%	▪ Growth Market ▪ 2017: $410M ▪ 2020E: $580M	Moderate	High	▪ Often sell small quantities of high-value adhesives ▪ Products engineered and designed centrally but produced worldwide
CONSTRUCTION Flooring, Roofing, Utilities and Infrastructure	▪ F: Mapei, Custom ▪ R: Specialty Competitors ▪ U&I: Sika, 3M	▪ 2010: >10% ▪ 2017: 12% ▪ 2020E: 13%	▪ Growth Market ▪ 2017: $453M ▪ 2020E: $520M	Moderate	Moderate-High	▪ Sell through distributors & DIY retailers, but bought by installers ▪ Products applied by tradesman/ DIY-ers on site
DURABLE ASSEMBLY Insulating Glass, Filtration, Bus/ Truck/RV, Product Assembly	▪ Henkel ▪ Dow Corning ▪ Sika	▪ 2010: 5% ▪ 2017: 8% ▪ 2020E: 10%	▪ Growth Market ▪ 2017: $677M ▪ 2020E: $800M	Moderate	Moderate-High	▪ Sister to EA market, but usually requires more bulk production and use of adhesives ▪ High volume, highly durable adhesives required
HYGIENE **Baby Diapers, Feminine Products, Adult Incontinence**	▪ **Henkel** ▪ **Arkema (Bostik)**	▪ **2010: 24%** ▪ **2017: 30%** ▪ **2020E: 34%**	▪ **Growth Market** ▪ **2017: $417M** ▪ **2020E: $500M**	**Low**	**Moderate**	▪ **Strong innovation partner to large, multinational customers** ▪ **Requires FUL's global supply chain and support**
PACKAGING End of Line, Labeling, Flexible Packaging, etc.	▪ Henkel ▪ Dow ▪ Regional Players	▪ 2010: 15% ▪ 2017: 14% ▪ 2020E: 17%	▪ Growth Market ▪ 2017: $449M ▪ 2020E: $540M	Low	Moderate	▪ Long-time packaging adhesives innovation leader ▪ Focus on production efficiency of customers' packaging operations
PAPER & OTHER Bookbinding, Envelopes, Box Making, Tissue and Towel, etc.	▪ Henkel ▪ Regional Players	▪ 2010: 9% ▪ 2017: 12% ▪ 2020E: 12%	▪ Mature Market ▪ 2017: $483M ▪ 2020E: $460M	Low	Low-Moderate	▪ Mature market where FUL has historic know-how and capabilities ▪ Broad range of existing technologies address market needs

One of only a few global players addressing growing demand for disposable hygiene products

Hygiene Submarkets		Markets Served	Top Competitors	Unique Attributes
	**BABY DIAPERS** *#1 market position*	Disposable product construction, core, elastic attachment, positioning, odor control	▪ Henkel ▪ Arkema (Bostik) ▪ Regional Players	▪ Improved absorption and thinner cores ▪ Support waste reduction ▪ Higher performance at greater comfort
	**FEMININE CARE** *#2 market position*	Disposable product construction, core, elastic attachment, positioning, odor control	▪ Arkema (Bostik) ▪ Henkel ▪ Regional Players	▪ Excellent anchorage to a wide variety of backsheet materials without transfer ▪ Enable production of thinner, smarter, drier, more absorbent products
	**ADULT INCONTINENCE** *#2 market position*	Disposable product construction, core, elastic attachment, positioning, odor control	▪ Henkel ▪ Arkema (Bostik) ▪ Regional Players	▪ Addressing demands of a fast-growing aging population with thinner, more discreet, smarter, drier, more absorbent products
	**SPECIALTY NONWOVENS** *#1 market position*	Wetness indication, humidity resistance, conformable stretch materials, odor control	▪ Arkema (Bostik) ▪ Specialized Players	▪ High humidity resistance eliminates premature indicator color change ▪ Disposable undergarments that adapt comfortably to different shapes and sizes ▪ Eliminate odor molecules

FUL continually innovates in response to a number of global trends; comfort, fit and performance are paramount in the hygiene market

- Overall, FUL is well-positioned to benefit from industry trends

Industry Trend	H.B. Fuller Solution or Technology
Globally aging population	▪ Full line of core, positioning, elastic and specialty adhesives that enable thinner, more discreet, smarter, drier, more comfortable adult incontinence products
Growing consumerism	▪ Global innovation partner to world's most respected disposable hygiene product manufacturers, working together to develop improvements, like wetness indicators and odor reduction
Demand for process efficiency by manufacturers	▪ Proven solutions that improve production processes by enabling faster line speeds and lower total cost of ownership for hygiene product manufacturers
Demand for more sustainable products	▪ Continued innovations in low VOC adhesive solutions ▪ Full line of adhesives that enable thinner designs that require less packaging; lowers carbon usage in transit; less space required on shelf

Spotlight on Innovation: FUL's focus on innovation enables our customers to perfect adhesives that improve lives

Fast and distinct color change performance delivered when it is needed, at the time of wetness

Lower odor than other adhesive wetness indicators

Lower application temperature than standard hot melt adhesives

Excellent thermal stability for better machining than standard hot melt wetness indicators

High humidity resistance virtually eliminates premature color change



FUL's Hygiene team of experts is driving innovation to respond to the needs of a growing, global population



ATTRACTIVE MARKET

- Growing global market
- Multinationals growing significantly in emerging markets
- Consumers driving new product development opportunities



COMPETITIVE ADVANTAGE

- #1 or #2 position due to longstanding, proven innovation leadership
- Local industry experts supported by world-class, global R&D centers
- Global supply assurance by strategic raw material sourcing and manufacturing footprint



FINANCIAL PERFORMANCE


CAGR 6%
$600
$500
$400
$300
$200
$100
$0
$417
$500
2017 Revenue
2020 Revenue
$ Millions

LEADING THE WAY

Investor Day 2018

Packaging



Patrick Kivits
Senior Vice President
EIMEA

FUL competes in high-growth, high-margin markets

Market and Product Examples	Top Competitors	H.B. Fuller Market Share Estimate	Net Revenue (Pro Forma)	Level of Cyclicality	Pricing Power	Unique Attributes
ENGINEERING Electronics, Auto, Solar, Aerospace, MRO, etc.	▪ Henkel ▪ Sika ▪ Huitian	▪ 2010: <1% ▪ 2017: 2.5% ▪ 2020E: 5%	▪ Growth Market ▪ 2017: $410M ▪ 2020E: $580M	Moderate	High	▪ Often sell small quantities of high-value adhesives ▪ Products engineered and designed centrally but produced worldwide
CONSTRUCTION Flooring, Roofing, Utilities and Infrastructure	▪ F: Mapei, Custom ▪ R: Specialty Competitors ▪ U&I: Sika, 3M	▪ 2010: >10% ▪ 2017: 12% ▪ 2020E: 13%	▪ Growth Market ▪ 2017: $453M ▪ 2020E: $520M	Moderate	Moderate-High	▪ Sell through distributors & DIY retailers, but bought by installers ▪ Products applied by tradesman/ DIY-ers on site
DURABLE ASSEMBLY Insulating Glass, Filtration, Bus/ Truck/RV, Product Assembly	▪ Henkel ▪ Dow Corning ▪ Sika	▪ 2010: 5% ▪ 2017: 8% ▪ 2020E: 10%	▪ Growth Market ▪ 2017: $677M ▪ 2020E: $800M	Moderate	Moderate-High	▪ Sister to EA market, but usually requires more bulk production and use of adhesives ▪ High volume, highly durable adhesives required
HYGIENE Baby Diapers, Feminine Products, Adult Incontinence	▪ Henkel ▪ Arkema (Bostik)	▪ 2010: 24% ▪ 2017: 30% ▪ 2020E: 34%	▪ Growth Market ▪ 2017: $417M ▪ 2020E: $500M	Low	Moderate	▪ Strong innovation partner to large, multinational customers ▪ Requires FUL's global supply chain and support
PACKAGING **End of Line, Labeling, Flexible Packaging, etc.**	**▪ Henkel ▪ Dow ▪ Regional Players**	**▪ 2010: 15% ▪ 2017: 14% ▪ 2020E: 17%**	**▪ Growth Market ▪ 2017: $449M ▪ 2020E: $540M**	**Low**	**Moderate**	**▪ Long-time packaging adhesives innovation leader ▪ Focus on production efficiency of customers' packaging operations**
PAPER & OTHER Bookbinding, Envelopes, Box Making, Tissue and Towel, etc.	▪ Henkel ▪ Regional Players	▪ 2010: 9% ▪ 2017: 12% ▪ 2020E: 12%	▪ Mature Market ▪ 2017: $483M ▪ 2020E: $460M	Low	Low-Moderate	▪ Mature market where FUL has historic know-how and capabilities ▪ Broad range of existing technologies address market needs

FUL has targeted four sub-segments within the highly diverse packaging adhesive market

Packaging Submarkets		Markets Served	Top Competitors	Unique Attributes
	**END OF LINE / CASE & CARTON SEALING** *#2 market position*	Cartons, cases, trays Food & Beverage Healthcare	▪ Henkel ▪ Regional Players	▪ Superior bonding across varied substrates and service temperatures, thermal stability, clean machining, and lower total cost in use
	**LABELING** *#2 market position*	Paper, PP, PET Food & Beverage Other	▪ Henkel ▪ Specialized Players	▪ Full range of adhesives that enable new bottle and container designs, accelerate production and enhance differentiation for brand owners
	**FLEXIBLE PACKAGING**	Solventless and solvent-based lamination Food & Beverage Other	▪ Henkel ▪ Dow	▪ Comprehensive line of flexible packaging adhesives and materials for film, paper and foil laminating, heat seal applications, in-mold-labeling, and laminating and coating waxes
	**ADHESIVE COATED SOLUTIONS** *#1 market position*	Corrugators Folding cartons	▪ Alternate Technology	▪ Engineered to strengthen bulk bins and heavy-duty boxes ▪ Fully-integrated reinforcement technology and dispensing systems that increase stacking strength and weight-carrying capacity of corrugated and folding carton packaging

A number of global trends are allowing FUL to help its customers create innovative, highly functional packaging designs

- Overall, FUL is well-positioned to benefit from industry trends

Industry Trend	H.B. Fuller Solution or Technology
Growing consumerism and e-commerce	▪ Better consumer-ready packaging for home delivery of consumer goods ▪ H.B. Fuller solutions enable easy-open, flexible, individually-sized package designs that keep food fresher for longer
Increased focus on sustainability	▪ Superior H.B. Fuller technology allows packaging makers to produce lighter, thinner, more sustainably produced packaging that breaks down more easily ▪ Open-Sesame™ and Close-Sesame™ tape – less packaging required for delivery and returns; lowers carbon usage, lower freight cost and materials required
Demand for process efficiency by manufacturers	▪ H.B. Fuller leading hot melt technology supports less production line downtime, maintenance, and clean up ▪ Low density adhesives seal more packages more efficiently

Spotlight on Innovation: FUL's enables packaging producers to meet e-commerce demands

New technology feeds corrugated roll to **automate production** of cut-to-size boxes

Lowers waste: using less cardboard eliminates excessive material

Optimizes freight: right-sized packaging eliminates shipping air and reduces costs



FUL is answering consumer demand for more attractive, functional, and sustainable packaging



ATTRACTIVE MARKET

- Consolidation of multinational food companies resulting in growth of strategic accounts and emergence of specialty food packagers in niche markets
- Consumers driving new product development opportunities



COMPETITIVE ADVANTAGE

- Proven innovation leadership
- Partnership with brand owners and OEMs; ability to develop unique global solutions that solve packaging-makers' adhesion challenges that are then implemented through local service teams



FINANCIAL PERFORMANCE


CAGR 6%
Organic CAGR 3%*
$600
$500
$400
$300
$200
$100
$0
$449
$540
2017 Revenue
2020 Revenue
$ Millions

*Adecol acquisition positively impacts growth rate

Financial Update



John Corkrean
Executive Vice President &
Chief Financial Officer

LEADING THE WAY
Investor Day 2018

Agenda

Our 2020 Targets

Historical Viewpoint

A New Chapter: Royal Acquisition

Our Updated Commitments

LEADING THE WAY
Investor Day 2018

2020 Financial Targets

$3.4 Billion	Revenue in 2020; ~4.5% organic revenue growth 2017 - 2020
$605 Million	EBITDA in 2020; expected margin of 17.8%
$230 Million	Free cash flow generated in 2020

Agenda

- Our 2020 Targets
- **Historical Viewpoint**
- A New Chapter: Royal Acquisition
- Our Updated Commitments

LEADING THE WAY
Investor Day 2018

H.B. Fuller | Connecting what matters.™

Historical Revenue Progression


$ Billions
$2.8
$2.6
$2.4
$2.2
$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
~9% CAGR
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2010 Constant Currency Revenue
Net Revenue

Strong Foundation. Portfolio Shift.



2010
$1.3B Revenue | $148M EBITDA
2017 Legacy FUL
$2.2B Revenue | $287M EBITDA*
Revenue
Less Specified 23%
Highly Specified 34%
Moderately Specified 43%
Less Specified 17%
Highly Specified 44%
Moderately Specified 39%
Engineering
Construction
Durable Assembly
Hygiene
Packaging
Paper & Other
EBITDA
$148
$287
2010
2017

* Based on revised calculation of EBITDA, which includes JV income and non-operating income/expense

Key Financial Metrics – Original Plan
($ Millions)

	2015 Results	Prior 2020 Plan*
Revenue	$2,085	$3,000
EBITDA	$268	$515**
EBITDA %	13%	17%
EBITDA less CapEx	$209	$440

*Includes approx. $500 million acquired revenue
** Based on revised calculation of EBITDA, which includes JV income and non-operating income/expense

Agenda

Our 2020 Targets

Historical Viewpoint

A New Chapter: Royal Acquisition

Our Updated Commitments

LEADING THE WAY
Investor Day 2018

The addition of Royal's market expertise and technical capabilities significantly strengthens FUL's future opportunities

2017 Royal Financials*

- $660M Revenue
- $133M Adjusted EBITDA
- $120M Free Cash Flow**

Company Overview

- Pure play adhesives and sealants company ranked in the top 10
- Headquartered in South Bend, IN
- 19 manufacturing facilities across 5 countries on 3 continents
- ~1,500 employees

2017 Royal Net Sales


Europe & ROW, 32%
North America, 68%


Packaging, 2%
Other, 11%
Engineering Adhesives, 20%
Durable Assembly, 34%
Construction Products, 33%

* Based on H.B. Fuller fiscal calendar

** Defined as adjusted EBITDA minus capital expenditures

Portfolio Shift to Highly Specified Adhesive Applications

Engineering, Durable Assembly, and Construction Adhesives and Sealants


H.B. Fuller
$2,229M
13%
11%
17%
19%
20%
20%
+
Royal
$660M
20%
33%
11%
2%
34%
=
New H.B. Fuller
$2,889M
14%
16%
16%
15%
16%
23%
Engineering Adhesives
Construction Products
Durable Assembly
Hygiene
Packaging
Paper & Other

The addition of Royal increased highly specified business from 44% of a $2.2 billion portfolio to 53% of a $2.9 billion portfolio

2017 Pro Forma - Key Financial Metrics
($ Millions)

	H.B. Fuller	Royal	Combined
Revenue	$2,229	$660	$2,889
EBITDA*	$287	$133	$420
EBITDA %	12.9%	20.2%	14.5%
EBITDA less CapEx	$232	$120	$352

* Based on revised calculation of EBITDA, which includes JV income and non-operating income/expense

The Royal integration is progressing well, and FUL is on track to achieve significant synergies opportunities

Source of Synergies


SG&A
6%
$3M
Manufacturing
18%
$9M
Sourcing
46%
$23M
$15M
Revenue
30%

$50M in EBITDA

Timing of Realization* ($M)


$6M achieved YTD
$18
$3
$15
$39
$9
$30
$50
$15
$35
2018
2019
2020
Cost Reduction
Revenue Synergies

*Reflects cumulative or aggregate synergies generated over this time period.

Agenda

- Our 2020 Targets
- Historical Viewpoint
- A New Chapter: Royal Acquisition
- **Our Updated Commitments**

LEADING THE WAY
Investor Day 2018

We have increased some of our 2020 financial targets
($ Millions)

	Prior 2020 Plan*	Updated 2020 Plan
Revenue	$3,000	$3,400
EBITDA**	$515	$605
EBITDA %	17.2%	17.8%
EBITDA less CapEx	$440	$514

*Includes approx. $500 million acquired revenue
** Based on revised calculation of EBITDA, which includes JV income and non-operating income/expense

Our action plan is focused to deliver results

Profitable Growth in Engineering Adhesives



Realization of Royal-Related Synergy Targets



Efficiency Through Manufacturing Excellence



Expertise in Technology and Innovation

Dedicated and Globally-Connected Team of Experts

EBITDA Growth Drivers
($ Millions)



$605
$555
$505
$455
$405
$355
$305
$420
$64
$35
$28
$50
$8
$605
FY 2017 PF
Engineering Adhesives
Royal Cost Synergies
Manufacturing Leverage / Efficiencies
Non-EA Volume Growth / All Other
FY 2020 E

Organic Revenue Growth by Segment
($ Millions)


$3,500
$3,400
$3,300
$3,200
$3,100
$3,000
$2,900
$2,800
$2,700
$2,600
$3,000
Acq & FX
$2,889
2%
3%
7%
11%
5%
$3,400
FY 2017 PF
Americas
EIMEA
Asia Pacific
Engineering Adhesives
Construction Adhesives
FY 2020 E

EBITDA Growth and Margins by Segment
($ Millions)



$605
$555
$505
$455
$405
$355
$305
14.5%
$420
18%
14%
14%
22%
20%
17.8%
$605
FY 2017 PF
Americas
EIMEA
Asia Pacific
Engineering Adhesives
Construction Adhesives
FY 2020 E

Our 2018 results are in line with expectations
($ Millions)*

Q2 2018

	2018	2017	% Inc
Revenue	$789.4	$733.7	7.6%
Gross Profit	223.5	205.5	8.7%
GP Margin	28.3%	28.0%	
EBITDA*	122.7	109.9	11.7%
EPS	$0.89	$0.62	43.5%

- 8% revenue growth with double-digit growth in Engineering Adhesives, EIMEA and Asia Pacific
- Gross profit margin up 30 basis points year-over-year and up 190 basis points sequentially from Q1 2018
- 12% EBITDA growth on pro forma basis with Royal; EBITDA margin up 50bps year-over-year
- EPS up 45% year-over-year

YTD 2018

	2018	2017	% Inc
Revenue	$1,502.5	$1,375.6	9.2%
Gross Profit	411.8	389.7	5.7%
GP Margin	27.4%	28.3%	
EBITDA*	207.9	195.9	6.1%
EPS	$1.25	$1.10	13.6%

- 9% revenue growth with strong growth in all segments except Construction Adhesives
- 6% EBITA growth with strong growth in Engineering Adhesives, EIMEA and Asia Pacific
- 14% EPS growth year-over-year

* Based on revised calculation of EBITDA, which includes JV income and non-operating income/expense

Consistent Capital Allocation Philosophy

FUL Long-Term Capital Allocation Philosophy

- Debt-to-EBITDA leverage between 2x to 3x
- Dividend = 25% of average prior three years earnings
- CAPEX investment of 2.5% of revenue
- Balance strategic M&A & share repurchase

Our Focus Over the Next Three Years

Ongoing	▪ Maintain CAPEX at 2.5% of revenue ▪ Annual dividend of 25% of prior 3 years average net income
Near-term Focus	▪ Reduce debt-to-EBITDA leverage to 3.0x by paying down $600 million of debt ▪ Reduce working capital by 1% of annualized revenue
Post-2020 Focus	▪ Share repurchase to offset dilution from equity comp ▪ Re-engage in strategic M&A

Free Cash Flow / Debt Repayment
($ Millions)*


$250
$200
$150
$100
$50
$0
$170
$200
$230
FY 2018E
FY 2019E
FY 2020E

*Free cash flow defined as cash available to repay debt balances after satisfying all commitments

Capital Investments – Shift to Strategic Growth
($ Millions)


Sustain
Strategic
Integration
In Millions
100
90
80
70
60
50
40
30
20
10
0
$68
21
47
$77
22
55
$69
11
58
$80
8
26
46
$91
11
32
48
$91
7
34
50
FY 2015
FY 2016
FY 2017
FY 2018E
FY 2019E
FY 2020E
2015 - 2017 pro forma combined with Royal

	FY 2015	FY 2016	FY 2017	FY 2018E	FY 2019E	FY 2020E
% of Rev w/Integration	2.6%	2.9%	2.4%	2.6%	2.8%	2.7%
% of Rev w/o Integration	2.6%	2.9%	2.4%	2.4%	2.5%	2.5%

Working Capital as a Percentage of Sales


21.0%
20.5%
20.0%
19.5%
19.0%
18.5%
18.0%
17.5%
20.8%
20.7%
20.1%
19.6%
19.2%
18.8%
FY 2015
FY 2016
FY 2017
FY 2018E
FY 2019E
FY 2020E

2015 - 2017 Pro forma combined with Royal; reflect year-end figures

Cash Flow Progression
($ Millions)

	2018 Outlook	2020 Target
Adjusted EBITDA	470	605
Interest Expense	(100)	(90)
Cash Taxes	(55)	(104)
Acquisition Expense/Adj Items	(20)	(12)
Change in Working Capital	(20)	(30)
Share Based Comp / Other	7	(10)
Operating Cash Flow	**287**	**359**
Capital Expenditures	(80)	(91)
Dividends	(32)	(38)
Free Cash Flow	**170**	**230**

H.B. Fuller remains committed to repaying $600M of debt by 2020

Debt to EBITDA ($M)


$2,452
5.8x
$2,282
4.9x
$1,852
3.0x
$420
$470
$605
FY 2017
FY 2018E
FY 2019E
FY 2020E
Debt
EBITDA
Leverage

Debt Maturities and Fixed/Floating Mix


Floating 30%
Fixed 70%

($ Millions)	Size	Amount Outstanding	Due in 2018	Maturity	Interest rate	Comments
Local Credit Lines	$100	$15	$15	Working Capital Lines	Various	100% Prepayable
Revolver	$400	$0	$-	FY 2022	L+200	100% Prepayable
Term Loan B	$2,150	$2,090	$-	FY 2022	L+200	100% Prepayable
Unsecured Notes	$300	$300	$-	FY 2027	4%	
Total	**$2,950**	**$2,405**	**$15**		**~4%**	

FUL has solid upside potential and the 2020 plan is strong

Clear, achievable financial commitments

- ~4.5% organic revenue growth
- $35 million in cost synergies
- Majority of these synergies are procurement and have already been achieved
- $605 million in EBITDA in 2020
- $600 million of free cash flow over the next three years to pay down debt

Creates significant shareholder value and positions us to be a much stronger company post-2020

- Larger
- More profitable
- Outstanding cash flow

LEADING THE WAY

Investor Day 2018



Closing Remarks and Q&A